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                                                                   EXHIBIT 10.1


                            INDEMNIFICATION AGREEMENT

         THIS AGREEMENT is made as of the ____ day of September ___, 1996, by and between Candlewood Hotel Company, Inc., a Delaware Corporation (the "Company"), and __________________, a Director of the Company (the "Indemnitee"), with reference to the following facts:

                                    RECITALS:

                  A. The Indemnitee is currently serving as a Director of the Company and the Company wishes the Indemnitee to continue in such capacity. The Indemnitee is willing, under certain circumstances, to continue serving as a Director of the Company.

                  B. The Indemnitee has indicated that he does not regard the indemnities available under the Company's Certificate of Incorporation as adequate to protect him against the risks associated with his service to the Company and has noted that the Company's directors' and officers' liability insurance policy has numerous exclusions and a deductible and thus does not adequately protect Indemnitee. In this connection the Company and the Indemnitee now agree they should enter into this Indemnification Agreement in order to provide greater protection to Indemnitee against such risks of service to the Company.

                  C. Section 145 of the General Corporation Law of the State of Delaware, under which Law the Company is organized, empowers corporations to indemnify a person serving as a director, officer, employee or agent of the corporation and a person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, and said Section 145 and the Certificate of Incorporation of the Company specify that the indemnification set forth in said
Section 145 and in the Certificate of Incorporation, respectively, shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

                  D. In order to induce the Indemnitee to continue to serve as a Director of the Company and in consideration of his continued service, the Company has determined and agreed to enter into this agreement with the Indemnitee.

                  NOW, THEREFORE, in consideration of Indemnitee's continued service as a Director of the Company, the parties hereto agree as follows:

                  1. INDEMNITY. The Company will indemnify the Indemnitee, his executors or administrators, for any Damages or Expenses (as defined below) which the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding. As used in this Agreement the term "Proceeding" shall include any threatened, pending or completed claim, action, suit or proceeding, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Company, by




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reason of any actual or alleged error or misstatement or misleading statement or omission made or suffered by the Indemnitee, by reason of any action taken by him or of any inaction on his part while acting as such director or officer, or by reason of the fact that he was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; provided, that in each such case Indemnitee acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding, in addition had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. As used in this Agreement, the term "other enterprise" shall include (without limitation) employee benefit plans and administrative committees thereof, and the term "fines" shall include (without limitation) any excise tax assessed with respect to any employee benefit plan. References to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries, and if Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to above.

                  2. EXPENSES. As used in this Agreement, the term "Expenses" shall include, without limitation, damages, judgments, fines, penalties, settlements and costs, attorneys' fees and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement and the term "Damages" shall include damages, judgments, fines, penalties and settlements.

                  3. ENFORCEMENT. If a claim or request under this Agreement is not paid by the Company, or on its behalf, within thirty days after a written claim or request has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the Indemnitee shall be entitled to be paid also the Expenses of prosecuting such suit. The Company shall have the right to recoup from the Indemnitee the amount of any item or items of Expenses (other than Damages) theretofore paid by the Company pursuant to this Agreement, to the extent such Expenses are not reasonable in nature or amount; provided, however, that the Company shall have the burden of proving such Expenses to be unreasonable. The burden of proving that the Indemnitee is not entitled to indemnification for any other reason shall be upon the Company.

                  4. SUBROGATION. In the event that the Company pays any Expenses under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

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                  5. EXCLUSIONS. Notwithstanding the foregoing, the Company
shall not be liable under this Agreement to pay any Expenses in connection with any Proceeding:

                           (a) to the extent that payment of such Expenses is
actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

                           (b) to the extent that the Indemnitee is indemnified
and actually paid otherwise than pursuant to this Agreement;

                           (c) in connection with a judicial action by or in the
right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as such court shall deem proper;

                           (d) if it is proved by final judgment in a court of
law or other final adjudication that the Indemnitee had in fact gained any personal profit or advantage to which he was not legally entitled;

                           (e) for a disgorgement of profits made from the
purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

                           (f) brought about or contributed to by the dishonesty
of the Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement as to any Proceeding brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that he committed (i) acts of active and deliberate dishonesty,
(ii) with actual dishonest purpose and intent and (iii) such acts were material to the cause of action so adjudicated; or

                           (g) for any Damages which the Company is prohibited
by applicable law from paying as indemnity.

                  6. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses actually and reasonably incurred in connection therewith.

                  7. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless

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indemnify the Indemnitee for the portion of such Expenses to which the
Indemnitee is entitled.

                  8. ADVANCE OF EXPENSES. Expenses incurred by the Indemnitee in connection with any Proceeding, except the amount of any Damages, shall be paid by the Company in advance of the final disposition thereof upon request of the Indemnitee that the Company pay such Expenses. The Indemnitee hereby undertakes to repay to the Company the amount of any Expenses theretofore paid by the Company to the extent that it is ultimately determined that such Expenses were not reasonable or that the Indemnitee is not entitled to indemnification therefor. Notwithstanding the foregoing, the Company shall not be required to advance such expenses to Indemnitee if Indemnitee (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by the Company and approved by a majority of the Board of Directors which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in violation of Indemnitee's fiduciary or contractual obligations to the Company, or any other willful and deliberate breach of Indemnitee's duty to the Company or its stockholders.

                  9. APPROVAL OF PAYMENT OF DAMAGES. No payment of Damages for which indemnity shall be sought under this Agreement, other than those in respect of judgments and verdicts actually rendered, shall be incurred without the prior consent of the Company, which consent shall not be unreasonably withheld.

                  10. NOTICE OF CLAIM. The Indemnitee, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as reasonably practicable of any Proceeding against him for which indemnity will or could be sought under this Agreement. Notice to the Company shall be given at its principal office and shall be directed to the Corporate Secretary (or such other address as the Company shall designate in writing to the Indemnitee); notice shall be deemed given on the earlier of the date of receipt or the seventh day after it is sent by properly addressed, prepaid registered or certified mail, return receipt requested. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

                           (a) the Company will be entitled to participate
therein at its own expense;

                           (b) except as otherwise provided below, to the extent
that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so as to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the

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defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by a majority of the Board of Directors, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

                           (c) the Company shall not be liable to indemnify
Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty, limitation or admission of Indemnitee's liability on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

                  11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

                  12. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Certificate of Incorporation or By-Laws of the Company and amendments thereto or under law.

                  13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with Delaware law.

                  14. SAVING CLAUSE. Wherever there is conflict between any provision of this Agreement and any applicable present or future statute, law or regulation contrary to which the Company and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements.

                  15. COVERAGE. The provisions of this Agreement shall apply with respect to the Indemnitee's service as a Director of the Company prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though the Indemnitee may have ceased to be a Director of the Company and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

                  16. SURVIVAL OF AGREEMENT. For purposes of this Agreement, any reference to the "Company" shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation,

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or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                       CANDLEWOOD HOTEL COMPANY, INC.,
                                       A DELAWARE CORPORATION

                                       By:____________________________________

                                       Name:__________________________________

                                       Title:_________________________________


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